UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2021 (August 23, 2021)

New Residential Investment Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35777	45-3449660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices, and Zip Code)

(212) 479-3150
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NRZ	New York Stock Exchange

7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR A	New York Stock Exchange

7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR B	New York Stock Exchange

6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR C	New York Stock Exchange

Introductory Note

This Current Report on form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by New Residential Investment Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 23, 2021 (the “Original Report”). In the Original Report, the Company disclosed, among other things, the closing on August 23, 2021 of the acquisition (the "Transaction") of Caliber Home Loans Inc., a Delaware corporation (“Caliber”) from LSF Pickens Holdings, LLC, a Delaware limited liability company (“LSF”), as contemplated by that Stock Purchase Agreement, dated as of April 14, 2021 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "SPA"), with LSF and Caliber. Pursuant to the SPA, the Company’s wholly owned subsidiary, NRZ Acquisition LLC, a Delaware limited liability company, purchased all of the issued and outstanding equity interests of Caliber. This Amendment is being filed to provide the historical condensed consolidated financial information of Caliber and the unaudited pro forma condensed combined financial information of the Company required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01   Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The historical condensed consolidated financial statements of Caliber as of and for the year ended December 31, 2020 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference. The historical condensed consolidated financial statements of Caliber as of and for the six months ended June 30, 2021 (unaudited) are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information, including the unaudited pro forma condensed combined balance sheet as of June 30, 2021, the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2021 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2020, and related notes showing the pro forma effects of the Transaction are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference. This unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the Company’s financial position or results of operations would have been if the Transaction had been consummated on the dates indicated, nor are they necessarily indicative of what the financial position or results of operations of the Company will be in future periods.

(d)	Exhibits.

Exhibit No.	Description

99.1
Audited consolidated financial statements and the related notes thereto of Caliber for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed on April 14, 2021).

99.2	Unaudited consolidated financial statements of Caliber as of and for the six months ended June 30, 2021.
99.3
Unaudited pro forma condensed combined financial information of the Company, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2021, the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2021 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.

By:	/s/ Nicola Santoro, Jr.
	Name:	Nicola Santoro, Jr.
	Title:	Chief Financial Officer

Dated: September 14, 2021